UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

Bannix Acquisition Corp.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, at a special meeting of the stockholders (the “Meeting”) of Bannix Acquisition Corp. (“Bannix”) held on September 6, 2024, Bannix’s stockholders voted in favor of a proposal to amend Bannix’s Amended and Restated Certificate of Incorporation (as amended, the “Amended Charter”) to extend the date (the “Extension”) by which the Company must (1) complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s common stock (“common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on September 14, 2021 (the “IPO”), from September 14, 2024, as extended, and to allow the Company, without another stockholder vote, to further extend the date to consummate a Business Combination on a monthly basis up to six (6) times by an additional one (1) month each time after September 14, 2024 by resolution of the Company’s Board of Directors, if requested by the Company’s sponsor, Instant Fame, LLC, a Nevada limited liability company, upon five days’ advance notice prior to the applicable deadline date, until March 14, 2025, or a total of up to six (6) months after September 14, 2024, unless the closing of a business combination shall have occurred prior thereto

Also, as previously disclosed, if an Extension is implemented, the sponsor of Bannix, Sponsor or its designees will deposit into the trust account, as a loan, the lesser of (x) $25,000 or (y) $0.05 per public share multiplied by the number of public shares outstanding (the “Contribution”), in connection with each Extension.

On September 13, 2024, the Board, at the request of the Sponsor, determined to implement the nineteenth Extension and to extend the Deadline Date for an additional month to October 14, 2024. The $16,237.40 for the nineteenth Extension was provided to the trust on September 13, 2024.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 13, 2024, Bannix Acquisition Corp. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, because the Company did not complete a business combination within 36 months of the effectiveness of its initial public offering (IPO) registration statement, the Company’s securities are subject to delisting from The Nasdaq Stock Market under Nasdaq Listing Rule IM-5101-2.

The letter further stated that unless the Company appeals Nasdaq’s determination by September 20, 2024, trading of the Company’s securities will be suspended at the opening of business on September 24, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”) to remove the Company’s securities from listing and registration on Nasdaq.

The Company intends to appeal Nasdaq’s determination to a Hearings Panel, which will stay the suspension of trading of the Company’s securities pending the Panel’s decision. The Company is preparing a compliance plan and will provide further details as they become available. The Company plans to present its views with respect to continued listing to the Hearings Panel at a hearing. Throughout this process, the Company’s securities will continue to trade on Nasdaq under the symbol “BNIX”. There can be no assurance that the Hearings Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance with the applicable Nasdaq listing requirements

Item 7.01 Regulation FD Disclosure.

On September 16, 2024, Bannix issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the extension of the Deadline Date to October 14, 2024.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by Bannix that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01 Other Events.

As previously disclosed, on March 26, 2024, the Company entered into a Business Combination Agreement with VisionWave Technologies, Inc., a Nevada corporation (“Target”), and the shareholders of Target.

Further, on September 6, 2024, the Company entered into a Merger Agreement and Plan of Reorganization with VisionWave Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Bannix, and certain other parties related to the transaction. This transaction is still in progress and, despite delays caused by the October 2023 Hamas-Israel war, the Company has completed its due diligence and expects to finalize the business combination shortly.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effects on us. These forward-looking statements involve a number of risks, uncertainties, or other assumptions that may cause actual results to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
99.1	Press Release dated September 16, 2024
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2024

BANNIX ACQUISITION CORP.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer